Exhibit 1.1

HSBC BANK PLC

DISTRIBUTION AGREEMENT

August 31, 2022

HSBC Securities (USA) Inc.

HSBC Tower 10

452 5th Avenue

New York, NY 10018

Dear Sirs:

HSBC Bank plc, a public limited company incorporated under the laws of England and Wales (the “Company”), confirms its agreement with you and any other agent who may become a party to this Distribution Agreement after the date hereof (each an “Agent” and collectively the “Agents”) with respect to the issue and sale by the Company of certain securities under the Registration Statement identified below (collectively, the “Securities”). Securities constituting part of a series of senior debt securities will be issued under the Indenture dated as of August 31, 2022 (as it may be amended, modified or supplemented from time to time, the “Indenture”), between the Company and ComputerShare Trust Company, N.A. (the “Trustee”), or any subsequent indenture between the Company and the Trustee, or any subsequent trustee, under which such Securities may be issued.

Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Securities, directly or through an affiliated entity, on its own behalf at any time and to any person, the Company hereby (i) appoints each of you as an agent of the Company for the purpose of soliciting purchases of the Securities from the Company by others and (ii) agrees that whenever the Company determines to sell Securities directly to any Agent as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of, and as that term is defined in, Section 2(b) hereof.

1.                  The Company represents and warrants to, and agrees with, each Agent as of the Closing Time (as defined herein), as of each date the Company issues and delivers Securities issued pursuant hereto (each, a “Settlement Date”), and as of the times referred to in Sections 6(a) and 6(b) hereof (in each case the “Representation Date”), as follows:

(a)               A registration statement on Form F-3 under the Securities Act of 1933, as amended (the “Act”) (File No. 333-[ ]), in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, has become effective; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding all Forms T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such registration statement or any part thereof became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus relating to the Securities, is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such prospectus; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities is hereinafter called a “Pricing Supplement”; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the “Prospectus as amended or supplemented”, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with the terms hereof and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to the Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing);

(b)               No order preventing or suspending the use of any Preliminary Prospectus or any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities (an “Issuer Free Writing Prospectus”) has been issued by the Commission, and each Preliminary Prospectus and Issuer Free Writing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

(c)               The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

(d)               The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, when they become effective or are filed with the Commission, as the case may be, and as of each subsequent Representation Date will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not as of its effective date as to the Registration Statement and as of its filing date and as of each Representation Date as to the Prospectus contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

(e)               The Time of Sale Information (as defined below) at the Time of Sale (as defined below) and at each Settlement Date will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in such Time of Sale Information.

(i)                 “Time of Sale” shall mean the time of confirmation of any sales of the Securities.

(ii)              “Time of Sale Information” shall mean (X) the Prospectus most recently filed or transmitted for filing as of such Time of Sale, each Pricing Supplement that relates to the sale of Securities confirmed at such Time of Sale that has been filed or transmitted for filing as of such Time of Sale, each Preliminary Prospectus or Term Sheet (defined below), if any, that relates to the sale of Securities confirmed at such Time of Sale that has been filed or transmitted for filing as of such Time of Sale and (Y) each Issuer Free Writing Prospectus that has been prepared by or on behalf of the Company relating to the Securities.

(f)                Other than an Issuer Free Writing Prospectus approved in advance by HSBC Securities (USA) Inc. in its capacity as agent, the Company (including its agents and representatives, other than the Agents in their capacity as such and selected dealers purchasing Securities as principal from the Agents) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities. At each Time of Sale, each Issuer Free Writing Prospectus included in the applicable Time of Sale Information complied in all material respects with the Act, has been filed in accordance with the Act (to the extent required thereby) and, when taken together with the pricing supplements and Prospectus filed prior to such Issuer Free Writing Prospectus, did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use in any such Issuer Free Writing Prospectus;

(g)               The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus fairly present in all material respects the financial position of the Company and its consolidated subsidiaries on a consolidated basis at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards applied on a consistent basis throughout the periods involved, except as disclosed therein;

(h)               Each of the Company’s significant subsidiaries, as defined in Rule 1-02 of Regulation S-X of the Commission (“significant subsidiaries”), has been duly organized and is validly existing under the laws of its respective jurisdiction of organization and has the power and authority (corporate and other) to own its properties and conduct the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so authorized will not have a material adverse effect on the business or consolidated financial condition of the Company and its subsidiaries taken as a whole;

(i)                 There are no legal or governmental proceedings pending, other than those referred to in the Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, (x) other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or (y) that are required to be described in the Registration Statement or the Prospectus and are not so described; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(j)                 The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity; and the Indenture conforms to the description thereof in the Prospectus as originally filed with the Commission, and the Securities of any particular issuance will conform to the description thereof in the Prospectus as amended or supplemented;

(k)               Each of this Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors’ rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

(l)                 The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any material violation of the provisions of the Article of Association of the Company or any statute or order, rule or regulation applicable to it, of any court or any Federal, State or other regulatory authority or any other governmental body having jurisdiction over it; and no consent, approval, authorization, order, registration or qualification of or with any court or other such regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated in this Agreement or any Terms Agreement except the registration under the Act of the Securities referred to in Section 1(a) hereof, the qualification of any applicable Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities, or Blue Sky, laws in connection with the purchase and distribution of the Securities by the Agents;

(m)             There has not occurred any event or occurrence that results, or would result, in a material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus;

(n)               PricewaterhouseCoopers LLP, who have certified certain financial statements included or to be included in the Registration Statement and the Prospectus, are an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(o)               (i)(A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(p)               The Company has been duly registered and is validly existing as a public limited company under the laws of England and Wales with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus;

(q)               No registration of the Company under the Investment Company Act of 1940, as amended (the “1940 Act”), is required in connection with the issue and sale in the United States of the Securities;

(r)                (i) Other than as described or set forth in the Registration Statement or the Prospectus, neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries, is in violation of the United Kingdom Bribery Act 2010 or the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or is in material violation of any other applicable anti-bribery law; and (ii) the Company and its subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve, and which are reasonably expected to continue to promote and achieve, continued compliance therewith;

(s)                Other than as described or set forth in the Registration Statement or the Prospectus, on the basis of applicable United Kingdom law and the published practice of Her Majesty’s Revenue & Customs (“HMRC”), no stamp duty, capital duty, registration or other issue or documentary taxes are payable under United Kingdom law on (A) the creation, issue or delivery by the Company of the Securities, (B) the execution and delivery of this Agreement or any applicable Terms Agreement or, assuming all of the following transactions take place within a clearance service that has not made an election under Section 97A of the United Kingdom Finance Act 1986 that is applicable to the Offered Debt Securities, the purchase, sale and delivery by the Agents of the Securities or the consummation of the transactions contemplated hereby;

(t)               Other than as described or set forth in the Registration Statement or the Prospectus, the operations of the Company and its subsidiaries are and have been conducted in material compliance with all applicable anti-money laundering laws, regulations and rules and guidelines issued, administered or enforced by any applicable governmental agency, the Company and its subsidiaries have instituted and maintains policies and procedures reasonably designed to promote and achieve continued material compliance therewith and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to such anti-money laundering laws is pending or, to the best of the Company’s knowledge, threatened;

(u)              Other than as described or set forth in the Registration Statement or the Prospectus, neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, or Affiliate (as such term is defined in Rule 501(b) under the Act) of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, in any manner that would result in a violation of such Sanctions by any person; and

(v)              All payments to be made by the Company under this Agreement and, except as otherwise disclosed in the Prospectus, all interest, principal, premium, if any, additional amounts, if any, and other payments to be made on or under the Securities may, under the current laws and regulations of the United Kingdom, be freely transferred out of the United Kingdom (or any authority or political subdivision therein having power to tax), will not be subject to withholding or deduction for or on account of any taxes under the current laws and regulations of the United Kingdom without the necessity of obtaining any governmental authorization in the United Kingdom, except as otherwise disclosed in the Prospectus.

Any certificate signed by any officer of the Company and delivered to any Agent or to counsel for such Agent in connection with an offering of Securities shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

2.                  (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus as it may be amended or supplemented.

The Company reserves the right, in its sole discretion, to suspend, at any time, the solicitation of purchases of the Securities. Upon receipt of instructions from the Company, each Agent will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised it that such solicitation may be resumed.

As Agent, each of you is authorized to solicit orders for the Securities only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 at a purchase price equal to 100% of their principal amount. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by such Agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right to reject any offer to purchase the Securities received by it in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(b)               Purchases as Principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and, if the parties so desire, pursuant to a separate agreement which will provide for the sale of such Securities to, and the purchase and re-offering thereof by, such Agent. Each such separate agreement, which may be an oral agreement between such Agent and the Company, confirmed in writing (which may take the form of an exchange of any standard form of written telecommunications between you and the Company) is herein referred to as a “Terms Agreement.” Each Agent is authorized to utilize a selling or dealer group in connection with the resale of the Securities purchased. An Agent’s commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.

(c)               Procedures. Administrative procedures respecting the sale of Securities shall be agreed upon from time to time by HSBC Securities (USA) Inc., the Company and the Trustee (the “Procedures”). HSBC Securities (USA) Inc. and the Company agree to perform the respective duties and obligations specifically provided to be performed herein and in the Procedures.

(d)               Delivery. The documents required to be delivered by Section 5 hereof shall be delivered at the office of HSBC Bank plc, 8 Canada Square, Canary Wharf, London, E14 5HQ, United Kingdom, on the date hereof, or at such other time as the Agents and the Company may agree upon in writing (the “Closing Time”).

3.                  The Company agrees with each Agent:

(a)               To make no further amendment or any supplement to the Registration Statement or Prospectus relating to the Securities which shall be disapproved by you promptly after reasonable notice thereof; to furnish you with copies of any such amendment or supplement; to file promptly and to furnish you simultaneously with copies of all reports required to be filed by the Company with the Commission pursuant to Section 13or 15(d) of the Exchange Act subsequent to the date hereof and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement, or any amended Registration Statement has become effective, or any supplement or amendment to the Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)               The Company will prepare, with respect to any Securities to be sold through or to the Agents, an Issuer Free Writing Prospectus in accordance with this Section in the form of a term sheet or preliminary pricing supplement with respect to such Securities (a “Term Sheet”) and will file such Term Sheet with the Commission pursuant to Rule 433 under the Act not later than the time specified by such rule. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, the Company will furnish to HSBC Securities (USA) Inc., in its capacity as agent, and counsel for HSBC Securities (USA) Inc., a copy of the proposed Issuer Free Writing Prospectus for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus to which HSBC Securities (USA) Inc. objects in its reasonable judgment.

(c)               Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d)               To furnish you with copies of each amendment and supplement to the Registration Statement and of each Prospectus as amended or supplemented, as filed pursuant to Rule 424 under the Act, in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of any of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented or Time of Sale Information would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Time of Sale Information is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or Time of Sale Information to file under the Exchange Act any document to be incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to immediately notify you and instruct you to cease the solicitation of offers to purchase the Securities in your capacity as Agent of the Company and to cease sales of any Securities you may then own as principal, and to prepare and furnish without charge to you as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(e)               As soon as practicable but in any event not later than 16 months after the date of each acceptance by the Company of an offer to purchase Securities hereunder, the Company will make generally available to its security holders an earnings statement that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder covering a period of at least 12 months beginning after the last to occur of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance, (iii) the date of the Annual Report of the Company on Form 20-F most recently filed with the Commission prior to the date of such acceptance and (iv) the date a prospectus supplement filed in connection with an offer to purchase Securities is deemed a part of the Registration Statement pursuant to Rule 430B.

(f)                During the period beginning on the date of any Terms Agreement stating that the restrictions of this Section 3(f) shall be applicable and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities purchased in accordance with such Terms Agreement, as notified to the Company by you, and (ii) the Settlement Date with respect to such Terms Agreement, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (except debt securities issued on exercise of warrants), other than Securities offered or sold as contemplated herein, which mature more than nine months after the Settlement Date with respect to such Terms Agreement and which are substantially similar to the Securities, without your prior written consent;

(g)               On or prior to the date on which there shall be released to the general public preliminary or definitive interim financial statement information related to the Company with respect to the first semi-annual period of each fiscal year or preliminary financial statement information with respect to any fiscal year, to furnish such information to you, confirmed in writing, and to cause the Prospectus to be amended or supplemented to include or incorporate by reference capsule consolidated financial information with respect to the results of operations of the Company and subsidiaries for the period between the end of the preceding fiscal year and the end of such semi-annual period or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the Act or the rules and regulations of the Commission thereunder; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the Securities in your capacity as Agent pursuant to a request from the Company, and shall not then hold any Securities as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitations of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you; and

(h)               On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company and subsidiaries for the preceding fiscal year, to cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the Exchange Act, the Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent registered public accounting firm with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Act or the rules and regulations of the Commission thereunder; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the Securities in your capacity as Agent pursuant to a request from the Company, and shall not then hold any Securities as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you.

4.                  The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the cost of preparing and filing the registration statement referred to in Section 1(a) hereof and all amendments thereto, (ii) the cost of preparation, issuance and delivery of the Securities, (iii) the fees, disbursements and expenses of the Company’s accountants, of the Trustee and its counsel and of any warrant agent and its counsel, (iv) the cost of qualification of the Securities under State securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Memorandum, (v) the cost of printing and delivering to each Agent in quantities as hereinabove stated copies of the registration statement referred to in Section 1(a) hereof and all amendments thereto, the Prospectus, any amendment or supplement to the Prospectus, any Issuer Free Writing Prospectus, and the Prospectus as amended or supplemented, (vi) the cost of printing and delivering to each Agent copies of the Indenture, and any Blue Sky Memorandum, (vii) any fees charged by rating agencies for the rating of the Securities, (viii) the fees and expenses, if any, incurred with respect to any filing with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (ix) the cost of the printing or reproducing of this Agreement and any Terms Agreement.

5.                  Each Agent’s obligations to solicit offers to purchase the Securities as Agent of the Company and to purchase Securities pursuant to any Terms Agreement shall be subject to the condition that all representations and warranties and other statements of the Company herein are, at the date hereof, at the Closing Time and at each Settlement Date with respect to any applicable Terms Agreement and at each other Representation Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)               No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b)               Mayer Brown LLP, as U.S. Program Counsel (or any successor U.S. Program Counsel), shall have furnished to you at the Closing Time, and at each Settlement Date to the extent required by any Terms Agreement, a written opinion, and a letter as indicated below, each dated the Closing Time and such Settlement Date, respectively, in form and substance satisfactory to you, having received such documents, certificates and information as they may reasonably request to enable them to pass upon such matters, to the effect that:

(i)                 Each of the Distribution Agreement and the Indenture constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms;

(ii)              When the Securities have been duly executed, authenticated, issued and delivered against payment of the agreed consideration therefor, the Securities will constitute valid and legally binding obligations of the Company, and will be entitled to the benefits of the Indenture;

(iii)            No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required under Applicable Law for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Distribution Agreement and the Prospectus, insofar as it relates to the offering of the Securities, except such consents as have already been obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, or Blue Sky, laws in connection with the purchase and distribution of the Securities by the Agents;

(iv)             The sale and issuance of the Securities by the Company to the Agents and the performance by the Company of its obligations under the Distribution Agreement, the Indenture and the Securities (collectively, the “Transaction Documents”), do not and will not result in any violation of any United States federal, New York State law, rule or regulation, that, in our opinion based on our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, other than United States federal and state securities laws (collectively, “Applicable Law”), other than any such conflicts, breaches, violations or defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries considered as one enterprise or materially impair or prevent the ability of the Company to consummate the offering of the Securities; and

(v)               The statements set forth in the Prospectus Supplement under the heading “U.S. Federal Income Tax Considerations,” to the extent they constitute summaries of United States federal income tax considerations, are correct in all material respects, subject to the limitations and qualifications set forth therein.

Such counsel shall state in a separate letter that it has no reason to believe that the Prospectus Supplement, as of its date, at the time it was filed with the Commission pursuant to Rule 424(b) under the Securities Act or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus (other than stated in Section 5(b)(v) herein), and has not been requested to and do not make any comment with respect to the financial statements, supporting schedules, footnotes and other financial information contained in the Prospectus Supplement.

(c)               Cleary Gottlieb Steen & Hamilton LLP, in its capacity as special U.S. Counsel to the Company (or any successor special U.S. counsel), shall have furnished to you at the Closing Time, and at each Settlement Date to the extent required by any Terms Agreement, their written opinion, dated the Closing Time and such Settlement Date, respectively, in form and substance satisfactory to you, having received such documents, certificates and information as they may reasonably request to enable them to pass upon such matters, to the effect that:

(i)             The Indenture has been duly executed and delivered by the Company under the law of the State of New York and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and is a valid, binding and enforceable agreement of the Company;

(ii)             When the issuance, execution and delivery by the Company of the Global Securities have been duly authorized by all necessary corporate actions of the Company in accordance with the provisions of the Indenture, and when such Global Securities have been duly executed and delivered by the Company, authenticated by the Trustee and sold as described in the Final Prospectus, such Global Securities will constitute valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture;

(iii)           The Distribution Agreement has been duly executed and delivered by the Company under the law of the State of New York.

(iv)            Under the law of the State of New York relating to submission to jurisdiction, the Company, pursuant to Section 18 of the Distribution Agreement, has (a) validly and irrevocably submitted to the jurisdiction of any United States or state court located in the City of New York, and (b) validly appointed HSBC Bank USA, National Association as its initial authorized agent for the purposes described in Section 18 of the Distribution Agreement.

(v)            No registration of the Company under the U.S. Investment Company Act of 1940, as amended, is required for the offer and sale of the Securities by the Company in the manner contemplated by the Distribution Agreement and the Final Prospectus.

(vi)           The statements set forth under the headings “Description of Debt Securities” in the Final Prospectus, insofar as such statements purport to summarize certain provisions of the Global Securities and the Indenture, provide a fair summary of such provisions.

(d)               Cleary Gottlieb Steen & Hamilton LLP, in its capacity as special U.S. Counsel to the Company (or any successor special U.S. counsel), shall have furnished to you at the Closing Time, and at each Settlement Date to the extent required by any Terms Agreement, a letter as indicated below, dated the Closing Time and such Settlement Date, respectively, in form and substance satisfactory to you, having received such documents, certificates and information as they may reasonably request to enable them to pass upon such matters, to the effect that:

(i)             The Registration Statement (except the financial statements and schedules and other financial data (including management's report on the effectiveness of internal control over financial reporting) included therein, as to which such counsel expresses no view), and the Final Prospectus (except as aforesaid), in each case as of the Filing Date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the applicable rules and regulations thereunder;

(ii)            No information has come to such counsel's attention that causes such counsel to believe that the Registration Statement (except the financial statements and schedules and other financial data (including management's report on the effectiveness of internal control over financial reporting) included therein, as to which such counsel expresses no view), at the Filing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(iii)            No information has come to such counsel's attention that causes such counsel to believe that the Final Prospectus (except the financial statements and schedules and other financial data (including management's report on the effectiveness of internal control over financial reporting) included therein, as to which such counsel expresses no view), as of the Filing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)               Cleary Gottlieb Steen & Hamilton LLP, in its capacity as special English Counsel to the Company (or any successor special English counsel), shall have furnished to you at the Closing Time, and at each Settlement Date to the extent required by any Terms Agreement, their written opinion, dated the Closing Time and such Settlement Date, respectively, in form and substance satisfactory to you, having received such documents, certificates and information as they may reasonably request to enable them to pass upon such matters, to the effect that:

(i)             The Company has been duly incorporated in and registered as a public limited company under the law of England and Wales;

(ii)             The Company possessed, as at the time of execution, the corporate power to enter into and perform its obligations under the Indenture and the Distribution Agreement and the Company possesses the corporate power to enter into and perform its obligations under each of the other Transaction Documents to which it is a party;

(iii)           The Distribution Agreement and the Indenture have been duly authorised, executed and delivered by the Company;

(iv)           The Global Securities have been duly authorised and, when the Securities have been duly executed, authenticated, issued and delivered against payment of the agreed consideration therefor, the Securities will constitute valid and legally binding obligations of the Company, and will be entitled to the benefits of the Indenture.

(v)               [The statements with respect to matters of United Kingdom tax law and published HM Revenue & Customs (“HMRC”) practice set out under the heading “Taxation” in the Final Prospectus insofar as such statements purport to constitute a summary of certain tax laws of the United Kingdom and certain published HMRC practice referred to therein, fairly summarise such laws and practice as at the date hereof subject to the assumptions and reservations stated therein.]

(vi)             Under the law of England and Wales and its practice as currently applied, the choice of the law of the State of New York to govern each of the Transaction Documents, and the construction and interpretation thereof as between the parties thereto is a valid and effective choice of law under the law of England and Wales provided it was freely made. Such choice of law will be recognised and upheld by the English courts and in any action to enforce any of the Transaction Documents brought before the English courts having jurisdiction in the matter, the English courts will apply the law of the State of New York in relation thereto. The English courts will not apply the law of the State of New York if and so far as its application would be contrary to public policy. In addition, the English courts will apply the laws of England and Wales whose application is mandatory and which cannot be derogated from by contract;

(vii)          The submission by the Company to the jurisdiction of the U.S. Federal and state courts in New York City in the Transaction Documents is valid under the laws of England and Wales and will be recognised and upheld by the English courts.

(viii)        The Agent can seek to enforce by proceedings in the English courts their rights against the Company under the Distribution Agreement (save as mentioned below) and such access will not be subject to any conditions that are not applicable to residents of the United Kingdom, a British Citizen or a company incorporated in any part of the United Kingdom, save that an English court may, at its discretion, order a plaintiff in an action, being a party who is not ordinarily resident in some part of the United Kingdom, to provide security for costs (including fees of counsel).

(ix)             [No consent, approval, authorisation, order, licence, registration and qualification or filing of or with any court or governmental agency or body in the United Kingdom is required by the Company for the valid authorisation, issue, sale and delivery of the Securities in the manner contemplated in the Final Prospectus and the Transaction Documents or the execution or delivery of the Transaction Documents or to effect interest and all other payments (including on redemption) in United States dollars on the Securities to be made in the manner contemplated by the Transaction Documents except as have been obtained or made in the manner contemplated by the Transaction Documents and remain in effect.]

(x)               [[Except as disclosed in the Registration Statement or the Final Prospectus], on the basis of United Kingdom tax law and published practice followed by HMRC at Closing Time, no United Kingdom stamp duty or stamp duty reserve tax is payable in connection with (i) the issue of the Securities by the Company to the Underwriters pursuant to the Distribution Agreement; (ii) the offering of the Securities by the Underwriters pursuant to the Distribution Agreement; or (iii) the execution and where appropriate, delivery of the Transaction Documents.]

(xi)             [[Except as disclosed in the Registration Statement or the Final Prospectus], on the basis of United Kingdom tax law and published practice followed by HMRC at Closing Time, no United Kingdom tax is required to be deducted or withheld from any payment of interest by the Company to Eligible U.S. Holders (as defined in the Final Prospectus) in respect of the Securities, provided that (i) the Company continues to be a bank within the meaning of section 991 of the Income Tax Act 2007 (“ITA 2007”) and the interest is paid in the ordinary course of the Company’s business within the meaning of section 878 of ITA 2007, or (ii) the Securities are listed and continue to be listed on a “recognised stock exchange” within the meaning of section 1005 of the Income Tax Act 2007. The New York Stock Exchange is currently recognised for these purposes. The Securities will be treated as listed on the New York Stock Exchange if they are both admitted to trading on the main market of the New York Stock Exchange and are officially listed in the United States in accordance with provisions corresponding to those generally applicable in countries in the European Economic Area.]

(xii)         The execution and delivery of the Distribution Agreement and Indenture, the issuance of the Securities, the consummation by the Company of the transactions contemplated in the Distribution Agreement, the Indenture and in the Final Prospectus and compliance by the Company with the terms of the Distribution Agreement and the Indenture, do not and will not result in any violation of the Articles of Association.

(xiii)         Section 21 of FSMA contains a prohibition on the communication in the course of business by any person other than an authorised person under FSMA of an invitation or inducement to engage in investment activity, subject to certain exceptions. Contravention of this prohibition in connection with the offering or sale of any Securities could involve, inter alia, certain agreements relating to the offering or sale of such Securities being unenforceable. Communications by the Company will not be subject to such prohibition if the requirements of Articles 12, 19 and/or 49 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or any other relevant Article (or, where permitted, combination of relevant Articles) of the Order are complied with. We express no opinion on the compliance or otherwise by the Agent with the financial promotion rules made under section 137R of FSMA.

(xiv)         No document will be required to be published as a prospectus pursuant to Section 85(1) of FSMA in respect of an offer of Securities in the United Kingdom provided that such Securities are only offered in the United Kingdom in circumstances set out in Section 86(1) (exempt offers to the public) of FSMA. There will be no offer to the public in the United Kingdom for these purposes if the relevant Securities are offered only to (a) qualified investors within the meaning of Article 2(e) of the UK Prospectus Regulation; or (b) if another condition (or, where permitted, combination of conditions) set out in Section 86(1) of FSMA is satisfied.

6.                  The Company covenants and agrees with each Agent that:

(a)               Each acceptance by the Company of any offer for the purchase of Securities, and each sale of Securities to you pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or you, of the Securities relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time);

(b)               Each time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document to be incorporated by reference into the Prospectus (other than by (i) an amendment or supplement providing solely for a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes, or (ii) a report filed by the Company under the Exchange Act relating to a non-material event or to an event that does not have an adverse effect on the Company) or, if so indicated in the applicable Terms Agreement, the Company sells Securities to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished to you forthwith a certificate in form satisfactory to you to the effect that the statements contained in the certificates referred to in Section 5(e) hereof which were last furnished to you are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates, provided that in case the Prospectus is amended or supplemented pursuant to Section 3(g) hereof to include or incorporate by reference capsule consolidated financial information, such certificate need not be delivered at the time the corresponding semi-annual report on Form 6-K or Annual Report on Form 20-F is filed, or at the time, following the close of a fiscal year, that a report on Form 6-K containing audited financial statements and other financial information for such fiscal year is filed, so long as the information so filed is consistent with such capsule information;

(c)               Each time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document to be incorporated by reference into the Prospectus (other than by (i) an amendment or supplement solely providing for a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes, (ii) a report filed by the Company under the Exchange Act relating to a non-material event or to an event that does not have an adverse effect on the Company, or (iii) setting forth or incorporating by reference financial statements or other financial information as of and for a fiscal quarter or fiscal year) or, if so indicated in the applicable Terms Agreement, the Company sells Securities to you pursuant to a Terms Agreement, the Company shall furnish or cause to be furnished forthwith to you and your counsel a written opinion from each of U.S. Program Counsel, Special English Counsel and Special U.S. Counsel, or other counsel satisfactory to you, dated the date of delivery of such opinion, in form satisfactory to you, of the same tenor as the opinion referred to in Section 5(b), Section 5(c) and Section 5(d) hereof but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to you shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance); and

(d)               Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than preliminary financial statement information) relating to the Company or any of its subsidiaries or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information or, if so indicated in the applicable Terms Agreement, the Company shall cause the Company’s independent registered public accounting firm to furnish you a letter, dated the date of filing of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(f) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter. In the event that, following the close of a fiscal year, audited financial statements and other additional financial information are contained in a report on Form 6-K and the same information is subsequently contained in a timely filed Annual Report on Form 20-F, then such letter need only be furnished at the time such Annual Report on Form 20-F is filed.

(e)               The Company will, pursuant to reasonable procedures developed in good faith, retain for a period of not less than three years copies of each Issuer Free Writing Prospectus and other Time of Sale Information that is not filed with the Commission in accordance with Rule 433 under the Act and maintain records regarding the timing of the delivery of all applicable Time of Sale Information.

(f)                For so long as any of the Securities remain unsold by the Agents, the Company will use its best efforts to comply with the disclosure requirements under the Act and Exchange Act relating to its status as a “well-known seasoned issuer”, as defined in Rule 405 of the Act, which efforts will include the filing of all reports and materials set forth in section 1(i) of the definition of “ineligible issuer” as defined in Rule 405 of the Act.

(g)               The Company will pay any required filing fees relating to the Securities by the times required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(h)               (i) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the automatic shelf registration statement relating to the Securities, any of the Securities remain unsold by the Agents, the Company will, at its option and prior to the Renewal Deadline, if it has not already done so, (A) file a new automatic shelf registration statement relating to the Securities, if it is eligible to do so, in a form satisfactory to HSBC Securities (USA) Inc. or (B) file a new shelf registration statement relating to the Securities, in a form satisfactory to HSBC Securities (USA) Inc.; provided, however, that if the Company is eligible to file a new automatic shelf registration statement and elects to file a shelf registration statement pursuant to this clause (B), the Company will file such shelf registration statement no later than 75 calendar days prior to the Renewal Deadline, and will use its best efforts to cause such registration statement to be declared effective on or before the Renewal Deadline. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the registration statement relating to the Securities shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. For the avoidance of doubt, the filing of a new automatic shelf registration statement pursuant to clause (i)(A) of this paragraph shall not be deemed an amendment or supplement to the Registration Statement or Prospectus, as that term is used in Sections 6(b)-(d) hereof, nor shall such filing be deemed to be a Representation Date.

(ii)              If at any time when Securities remain unsold by the Agents the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (A) promptly notify HSBC Securities (USA) Inc., (B) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form satisfactory to HSBC Securities (USA) Inc., (C) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (D) promptly notify HSBC Securities (USA) Inc. of such effectiveness. The Company will take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the registration statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be.

7.                  (a) The Company will indemnify and hold each Agent harmless against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, any applicable Issuer Free Writing Prospectus or any applicable Time of Sale Information or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such action or claim, as such expenses are incurred; provided, however, that the Company shall not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, any applicable Issuer Free Writing Prospectus or any applicable Time of Sale Information or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

(b)               Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, any applicable Issuer Free Writing Prospectus or any applicable Time of Sale Information or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, any applicable Issuer Free Writing Prospectus or any applicable Time of Sale Information or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim, as such expenses are incurred.

(c)               Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d)               In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, on the one hand, and such Agent, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnification incurred by the Company, on the one hand, and the Agent, on the other hand, in such proportion that the Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by the Agent to the date of such liability bears to the total sales price received by the Company from the sale of Securities to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)               The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls an Agent within the meaning of the Act; and each Agent’s obligations under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

8.                  In soliciting purchases of the Securities from the Company, each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company (i) shall hold the Agent harmless against any loss, claim, or damage arising from or as a result of such default by the Company, and (ii) shall pay to the Agent any commission to which it would have been entitled in connection with such sale.

9.                  The respective indemnities, agreements, representations, warranties and other statements of the Company and each Agent, as set forth in this Agreement or any Terms Agreement or made by the Company and each Agent, respectively, pursuant to this Agreement or any terms Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of each Agent or any controlling person of such Agent, or the Company, or any officer or director or controlling person of the Company and shall survive delivery of and payment for any of the Securities.

10.              This Agreement may be terminated for any reason, at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of 30 days’ written notice of such termination to such Agent or the Company, as the case may be. Each Agent may also terminate any Terms Agreement to which it is a party, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, or in the earnings, affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in such Agent’s judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading generally on the New York Stock Exchange has been suspended or materially limited, or (iv) there has been a material disruption in the securities settlement or clearance system services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, neither party will have any liability to the other party thereto, except that (i) such Agent shall be entitled to any commissions earned in accordance with the third paragraph of Section 2(a) hereof, (ii) if at the time of termination (A) such Agent shall own any of the Securities or (B) an offer to purchase any of the Securities has been accepted by the Company but the time of delivery to the purchaser or his agent of the Securities relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Securities are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Section 7 hereof, and the provisions of Sections 9 and 15 hereof shall remain in effect.

11.              All statements, requests, notices and agreements hereunder shall be in writing or by telecopy if promptly confirmed in writing, and if to you shall be sufficient in all respects if delivered or sent by registered mail to the address specified on the cover page of this Distribution Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary.

12.              This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon the respective Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

13.              (a) Each Agent severally represents and agrees that such Agent (i) has complied with all applicable “know your customer”, anti-money laundering and suitability rules, regulations and standards or requirements of the United States and any other relevant jurisdiction in connection with recommendations, offers and sales to customers or downstream customers regarding the purchase, sale or exchange of the Securities, and the Agent covenants and agrees to continue to comply with such rules, regulations, standards or requirements in connection with any such recommendations, offers and sales. Specifically, the Agent represents and warrants that such compliance includes, without limitation, implementation of anti-money laundering policies and procedures in place in accordance with the requirements imposed by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended (the “USA Patriot Act”), and any rules and regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United Stated Department of the Treasury, in each case to the extent applicable to such Agent; and (ii) an anti-money laundering compliance program pursuant to FINRA Rule 3310, to the extent applicable to such Agent.

(b)               The Agent represents and warrants that it has implemented all appropriate policies and procedures relating to the marketing and sale of the Securities, including but not limited to, policies and procedures with respect to client suitability and providing balanced disclosure in promotional efforts.

14.              The Company represents and agrees that, unless it obtains the prior consent of HSBC Securities (USA) Inc., and each Agent severally represents and agrees that, unless it obtains the prior consent of the Company and HSBC Securities (USA) Inc., it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and HSBC Securities (USA) Inc. is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (i) is not an “issuer free writing prospectus” as defined in Rule 433, and (ii) contains only (A) information describing the preliminary terms of the Offered Securities or their offering or (B) information that describes the final terms of the Offered Securities or their offering and that is included in the Term Sheet contemplated in Section 3(b).

15.              The Company acknowledges and agrees that: (a) the purchase and sale of the Securities pursuant to this Agreement or any Terms Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Agents, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (b) in connection with each transaction contemplated hereby and the process leading to such transaction each Agent is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or its affiliates, stockholders, creditors or employees; (c) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby (irrespective of whether such Agent has advised or is currently advising the Company on other matters) and no Agent has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement or any Terms Agreement; (d) the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Agents have no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (e) the Agents have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

16.              Time shall be of the essence of this Agreement.

17.              This Agreement shall be construed in accordance with the laws of the State of New York, without giving reference to choice of law doctrine, but giving effect to Section 5-1401 of the General Obligations Law of New York.

18.              (a) The Company irrevocably agrees that any suit, action or proceeding against the Company brought by any Agent or by any person who controls any Agent, arising out of or based upon this Agreement, the Indenture or any applicable Terms Agreement or the transactions contemplated hereby or thereby may be instituted in any state or federal court in the City of New York, New York, and to the fullest extent permitted by law irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed HSBC North America Holdings Inc., 452 Fifth Avenue, New York, New York 10018-2706 as its Authorized Agent (the “Authorized Agent”) upon whom process may be served in any such suit, action or proceeding arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any state or federal court in the City of New York, New York, by any Agent or by any person who controls any Agent, and the Company expressly consents to the jurisdiction of any such court in respect of any such suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any suit, action or proceeding based on this Agreement or any Terms Agreement may be instituted by any Agent in any competent court in the United Kingdom.

(b)               EACH PARTY HERETO HEREBY AGREES TO IRREVOCABLY WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED BY THIS AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS.

19.              (a) In the event that any party hereto that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such party of this Agreement and any Terms Agreement and any interest and obligation in or under this Agreement or any Terms Agreement will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and any Terms Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)               In the event that any party hereto that is a Covered Entity or any BHC Act Affiliate of such party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and any Terms Agreement that may be exercised against such party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and any Terms Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 18, the following definitions will apply:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party;

“Covered Entity” means any of the following:

(a)               a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)               a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)               a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b);

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1 as applicable; and

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

20.              (a) Notwithstanding any other term of this Agreement, any Terms Agreement or any other agreements, arrangements, or understandings between the Company and each Agent, each party to this Agreement or any Terms Agreement acknowledges and accepts that a Bank Recovery and Resolution Directive (“BRRD Liability”) arising under this Agreement or any Terms Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by:

(1)       the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any Bail-in Liability of a party under this Agreement or any Terms Agreement that (without limitation) may include and result in any of the following, or some combination thereof:

(a)               the reduction of all, or a portion, of the Bail-in Liability or outstanding amounts due thereon;

(b)               the conversion of all, or a portion of the Bail-in Liability into shares, other securities or other obligations of a party or another person (and the issue to or conferral on the other party or parties of such shares, securities or obligations);

(c)               the cancellation of the Bail-in Liability;

(d)               the amendment or alteration of the amounts due, including any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(2)       the variation of the terms of this Agreement or any Terms Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of the Bail-in Powers by the Relevant Resolution Authority.

For these purposes:

“Bail-in Powers” means (A) with respect to a party incorporated in any member state of the European Economic Area, any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation or (B) with respect to a party incorporated in the United Kingdom, the powers under the UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to a party.

“Bail-in Liability” means a liability in respect of which Bail-in Powers may be exercised.

“Bail-in Legislation” means, in relation to any member state of the European Economic Area which has implemented, or which at any time implements, the Directive 2014/59/EU (as amended) establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“UK Bail-in Legislation” means, Part I of the UK Banking Act 2009, as amended, and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time.

(a)       Where a resolution measure is taken in relation to any BRRD undertaking or any member of the same group as that BRRD undertaking and that BRRD undertaking or any member of the same group as that BRRD undertaking is a party to this Agreement or any Terms Agreement (any such party being an “Affected Party”), each other party to this Agreement or any Terms Agreement agrees that it shall only be entitled to exercise any termination right under this Agreement or any Terms Agreement against the Affected Party to the extent that it would be entitled to do so under the Special Resolution Regime if this Agreement or any Terms Agreement were governed by the laws of any part of the United Kingdom. For the purpose of this Section 3A: “resolution measure” means a “crisis prevention measure,” “crisis management measure” or “recognised third-country resolution action,” each with the meaning given in the Prudential Regulation Authority Rulebook: CRR Firms and Non- Authorised Persons: Stay in Resolution Instrument 2015, as may be amended from time to time (the “PRA Contractual Stay Rules”), provided, however, that “crisis prevention measure” shall be interpreted in the manner outlined in Rule 2.3 of the PRA Contractual Stay Rules; “BRRD undertaking,” “group,” “Special Resolution Regime” and “termination right” have the respective meanings given in the PRA Contractual Stay Rules.

21.              The Company and the Agents agree amongst themselves that a determination will be made in the applicable Terms Agreement in relation to each issue of Securities about whether, for the purpose of the product governance rules under Commission Delegated Directive (EU) 2017/593 (the “MiFID Product Governance Rules”) and/or the FCA Handbook Product Intervention and Product Governance Sourcebook (the “United Kingdom MiFIR Product Governance Rules”), as applicable, the Company or any Agent subscribing for the relevant Securities is a manufacturer pursuant to the MiFID Product Governance Rules or, as the case may be, the United Kingdom MiFIR Product Governance Rules in respect of those Securities and that in no other context shall the Company or any Agent or any of their respective affiliates be a manufacturer for the purpose of the MiFID Product Governance Rules and/or the United Kingdom MiFIR Product Governance Rules.

22.              Subject to the immediately following sentence, the Company agrees that all amounts payable hereunder shall be paid free and clear of, and without any deduction or withholding for or on account of, any current withholdings levied by the United Kingdom (or any authority or political subdivision therein having power to tax), unless such deduction or withholding is required by applicable law, in which event the Company will pay additional amounts so that the Agents will receive the amount that such persons would otherwise have received but for such deduction or withholding after allowing for any tax credit or other benefit each such Agent receives by reason of such deduction or withholding. The Company shall not pay any such additional amounts to the extent that such deductions or withholdings were imposed due to (i) an Agent having any present or former connection with the United Kingdom other than solely as a result of the execution and delivery of, or performance of, its obligations under this Agreement or receipt of any payments or enforcement rights hereunder, (ii) the failure of an Agent, upon the request of the Company, to use its reasonable efforts to provide any form, certificate, document or other information that would have reduced or eliminated the withholding or deduction of such taxes, levies, imposts, duties, charges or other deductions or withholdings, or (iii) (a) Section 1471 through 1474 of the Internal Revenue Code of 1986, as amended (the “Code”), or any associated regulations or other official guidance; (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (a); or (c) any agreement pursuant to the implementation of clauses (a) or (b) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction.

23.              This agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by each Agent, this letter and such acceptance hereof shall constitute a binding agreement between each Agent and the Company.

Very truly yours,

HSBC Bank plc

By:	/s/ David Watts
Name: David Watts
Title: Chief Financial Officer and Executive Director

Accepted as of the date hereof

HSBC SECURITIES (USA) INC.

By:	/s/ Amanda Cooper
Name: Amanda Cooper
Title: Institutional Sales, COO

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